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                          DEED OF TRUST, SECURITY AGREEMENT
                          AND FIXTURE FILING WITH ASSIGNMENT
                                 OF LEASES AND RENTS

                                               Loan No.:              179226-2
                                               Title Co. & No.:   Chicago Title
                                                                   No. 240058-6
AFTER RECORDING RETURN TO:
SEATTLE-FIRST NATIONAL BANK
P.O. BOX 3686 (CSC-15)
SEATTLE, WA  98124-3686
Attention:   Diane Espey
            CREG Loan Admin.


    THIS DEED OF TRUST is made this 24th day of June, 1992 between IDS/SHURGARD INCOME GROWTH PARTNERS L.P. II, a Washington limited partnership, as Grantor, whose address is 1201 Third Avenue, Suite 2200, Seattle, Washington 98101;
DWTR & J Corp. as Trustee, whose address is 2600 Century Square, 1501 Fourth Avenue, Seattle, Washington 98101-1688; and SEATTLE-FIRST NATIONAL BANK, a national banking association, as Beneficiary, whose address is 701 Fifth Avenue, Seattle, Washington 98104.

1.  GRANTING CLAUSE

    Grantor irrevocably grants, bargains, sells and conveys to Trustee in trust, with power of sale, all Grantor's estate, right, title, interest, claim and demand, now owned or hereafter acquired, in and to the following:

         (a) The property in King County, Washington, described in Schedule "A" attached hereto and incorporated herein by this reference (the "Property" which term shall include all or any part of the Property, any improvements thereon and all of the property described in this Section 1).

         (b) All land lying in streets and roads adjoining the Property, and all access rights and easements pertaining to the Property.

         (c) All the lands, tenements, privileges, reversions, remainders, irrigation and water rights and stock, oil and gas rights, royalties, minerals and mineral rights, all development rights and credits, air rights, hereditaments and appurtenances belonging or in any way pertaining to the Property.

         (d) All buildings, structures, improvements, fixtures, equipment and machinery and property now or hereafter attached to or used in connection with the use, occupancy or operation of the Property including, but not limited to, heating and incinerating apparatus and equipment, boilers, engines, motors, generating equipment, telephone and other communication systems, piping and plumbing fixtures, ranges, cooking apparatus and mechanical kitchen equipment, refrigerators, cooling, ventilating, sprinkling and vacuum cleaning systems, fire extinguishing apparatus, gas and electric fixtures, irrigation equipment, carpeting, underpadding, elevators, escalators, partitions, mantles, built-in mirrors, window shades, blinds, screens, storm sash, awnings, furnishings of public spaces, halls and lobbies, and shrubbery and plants.


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All property mentioned in this subsection (d) shall be deemed part of the realty and not severable wholly or in part without material injury to the Property.

         (e) All rents, issues and profits of the Property, all existing and future leases of the Property (including extensions, renewals and subleases), all agreements for use and occupancy of the Property (all such leases and agreements whether written or oral, are hereafter referred to as the "Leases"), and all guaranties of lessees' performance under the Leases, together with the immediate and continuing right to collect and receive all of the rents, income, receipts, revenues, issues, profits and other income of any nature now or hereafter due (including any income of any nature coming due during any redemption period) under the Leases or from or arising out of the Property including minimum rents, additional rents, percentage rents, parking or common area maintenance contributions, tax and insurance contributions, deficiency rents, liquidated damages following default in any Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Property, all proceeds payable as a result of exercise of an option to purchase the Property, all proceeds derived from the termination or rejection of any Lease in a bankruptcy or other insolvency proceeding, all security deposits or other deposits for the performance of any lessee's obligations under the Leases, and all proceeds from any rights and claims of any kind which Grantor may have against any lessee under the Leases, and all proceeds from any rights and claims of any kind which Grantor may have against any lessee under the Leases or any occupants of the Property (all of the above are hereafter collectively referred to as the "Rents"). This subsection (e) is subject to the right, power and authority given to the Beneficiary in the Loan Documents (as defined herein) to collect and apply the Rents.

         (f) All of Grantor's rights to further encumber said Property for debt and all Grantor's rights to enter into any lease agreement which would create a tenancy that is or may become subordinate in any respect to any mortgage or deed of trust other than this Deed of Trust.
The Property is not used principally or primarily for agricultural or farming purposes.

2.  COLLATERAL

    The following described estate, property and rights of Grantor are also included as security for the performance of each covenant and agreement of Grantor contained herein and the payment of all sums of money secured hereby:

         (a) All furniture, furnishings, appliances, machinery, vehicles, equipment and all other property of any kind now or hereafter located on the Property, used or intended to be used on the Property wherever actually located, or purchased with the proceeds of the Note (as defined herein), and all rights of Grantor as lessee of any property described in this Section 2 and Subsection 1(d) above.

         (b) All compensation, awards, damages, rights of action and proceeds (including insurance proceeds and any interest on any of the foregoing) arising out of or relating to a taking or damaging of the Property by reason of any public or private improvement, condemnation proceeding (including change of grade), fire, earthquake or other casualty, injury or decrease in the value of the Property.

         (c) All returned premiums or other payments on any insurance policies pertaining to the Property and any refunds or rebates of taxes or assessments on the Property.

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         (d)       All rights to the payment of money, accounts receivable,
deferred payments, refunds, cost savings, payments and deposits, whether now or later to be received from third parties (including all utility deposits), architectural and engineering plans, specifications and drawings, contract rights, governmental permits and licenses, and agreements and purchase orders which pertain to or are incidental to the design or construction of any improvements on the Property, Grantor's rights under any payment, performance, or other bond in connection with construction of improvements on the Property, and all construction materials, supplies, and equipment delivered to the Property or intended to be used in connection with the construction of improvements on the Property wherever actually located.


         (e) All contracts and agreements pertaining to or affecting the Property including, but not limited to, management, operating and franchise agreements, licenses, trade names and trademarks.

         (f) All of Grantor's interest in and to the loan account, the loan funds, whether disbursed or not, and Grantor's own funds now or later to be held on deposit as equity funds or for payment of bills relating to the Property.

         (g) All commitments or agreements, now or hereafter in existence, which will provide Grantor with proceeds to satisfy the Secured Obligations and the right to receive the proceeds due under such commitments or agreements including refundable deposits and fees.

         (h) All books and records pertaining to any and all of the property described above, including computer-readable memory and any computer hardware or software necessary to access and process such memory.

         (i) All additions, accessions, replacements, substitutions, proceeds and products of the property described in this Section 2 and of any of the Property which is personal property.

    The Property and all of the property and rights described in Section 1 and 2 are referred to herein collectively as the "Collateral."

3.  SECURITY AGREEMENT

    To the extent that any of the Collateral may be determined to be personal property, Grantor as debtor hereby grants Beneficiary as secured party a security interest in all such personal property to secure payment and performance of the Secured Obligations (defined below). This Deed of Trust constitutes a security agreement, a financing statement and fixture filing pursuant to the Uniform Commercial Code with respect to any and all property now or hereafter described in any Uniform Commercial Code Financing Statement naming Grantor as Debtor and Beneficiary as Secured Party affecting or related to the use and enjoyment of the Property. The remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be
(i) as prescribed herein, or (ii) by general law, or (iii) as to such part of the security which is also reflected in any such Financing Statement by the specific statutory consequences now or hereafter enacted and specified in the Uniform Commercial Code, all at Beneficiary's sole election. Grantor and Beneficiary agree that the filing of such a Financing Statement in the records normally having to do with personal property shall never be construed as in anywise derogating from or impairing this declaration and hereby stated intention of the parties hereto, that everything used in connection with the production of income from the property that is the subject of this Deed of Trust and/or adapted for use therein and/or which is described or reflected in this Deed of Trust is, and at all times and for all purposes and in all proceedings both legal or equitable shall be, regarded as part of the real estate irrespective of whether (i) any such item is physically attached to the improvements, (ii) serial numbers are used for the better

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identification of certain equipment items capable of being thus identified in any list filed with the Beneficiary, or (iii) any such item is referred to or reflected in any such Financing Statement so filed at any time.

4.  FINANCING STATEMENT

    This Deed of Trust shall also serve as a financing statement filed for record in the real estate records as a fixture filing pursuant to the Uniform Commercial Code. This Deed of Trust may be given to secure an obligation incurred for the construction of an improvement on the Property, including the acquisition of the Property, or to secure an obligation incurred to refinance an obligation incurred for the construction of an improvement on the Property, including the acquisition of the Property.

5.  OBLIGATIONS SECURED

    THIS DEED OF TRUST IS FOR THE PURPOSE OF SECURING the following ("Secured Obligations"):

         (a) Payment of the sum of ONE MILLION EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($1,800,000.00) with interest thereon according to the terms of a promissory note of even date herewith, payable to Beneficiary or order and made by Grantor (the "Note," which term shall include all notes or other instruments evidencing the indebtedness secured by this Deed of Trust including all renewals, amendments, modifications or extensions thereof and substitutions therefor). THE NOTE MAY CONTAIN PROVISIONS ALLOWING FOR CHANGES IN THE INTEREST RATE.

         (b) Payment of any further sums advanced or loaned by Beneficiary to Grantor, or any of its successors or assigns, if (1) the Note or other document evidencing the future advance or loan specifically states that it is secured by this Deed of Trust or (2) the advance, including costs and expenses incurred by Beneficiary, is made pursuant to this Deed of Trust or any other documents executed by Grantor evidencing, securing, or relating to the Note and/or the Collateral, whether executed prior to, contemporaneously with, or subsequent to this Deed of Trust (this Deed of Trust, the Note and all such other documents, including any construction or other loan agreement, are hereafter collectively referred to as the "Loan Documents") together with interest thereon at the rate set forth in the Note unless otherwise specified in the Loan Documents or agreed to in writing.

         (c) Performance of each agreement, term and condition set forth or incorporated by reference in the Loan Documents, as such may be amended, including without limitation the loan commitment dated N/A and assignment of leases and/or rents of even date herewith, which are incorporated herein by reference, or contained herein.

6.  PERFORMANCE OF OBLIGATIONS

    Grantor shall promptly and timely pay all sums due pursuant to the Loan Documents, strictly comply with all the terms and conditions of the Loan Documents, and perform each Secured Obligation in accordance with its terms.

7.  ASSIGNMENT OF RENTS AND LEASES

    Grantor hereby absolutely and irrevocably assigns to Beneficiary all Grantor's interest in the Rents and Leases. This assignment shall be subject to the terms and conditions of any separate assignment of leases and/or rents, whenever executed, in favor of Beneficiary and covering the Property. Grantor

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warrants that it has made no prior assignment of the Rents or Leases and will make no subsequent assignment without the prior written consent of Beneficiary.

         (a) Unless otherwise provided in any separate assignment of leases and/or rents, and so long as Grantor is not in default under the Loan Documents, Grantor may collect the Rents as they become due. Grantor shall use the Rents to pay normal operating expenses for the Property and sums due and payments required under the Loan Documents. No Rents shall be collected for a period subsequent to the current one month rental period and first or last month's rent. Grantor's right to collect the Rents shall not constitute Beneficiary's consent to the use of cash collateral in any bankruptcy proceeding.

         (b) If Grantor is in default under the Loan Documents, without notice to Grantor, Beneficiary or its agents, or a court appointed receiver, may collect the Rents. In doing so, Beneficiary may (a) evict lessees for nonpayment of rent, (b) terminate in any lawful manner any tenancy or occupancy,
(c) lease the Property in the name of the then owner of such terms as it may deem best and (d) institute proceedings against any lessee for past due rent. The Rents received shall be applied to payment of the costs and expenses of collecting the Rents, including a reasonable fee to Beneficiary, a receiver or an agent, operating expenses for the Property and any sums due or payments required under the Loan Documents, in such order as Beneficiary may determine. Any excess shall be paid to Grantor, however, Beneficiary may withhold from any excess a reasonable amount to pay sums anticipated to become due which exceed the anticipated future Rents. Beneficiary's failure to collect or discontinuing collection at any time shall not in any manner affect the subsequent enforcement by Beneficiary of its rights to collect the Rents. The collection of the Rents shall not cure or waive any default under the Loan Documents. Any Rents paid to Beneficiary or a receiver shall be credited against the amount due from the lessee under the Lease. In the event any lessee under the Lease becomes the subject of any proceeding under the Bankruptcy Code or any other federal, state or local statute which provides for the possible termination or rejection of the Leases assigned hereby, Grantor covenants and agrees that in the event any of the Leases are so rejected, no damages settlement shall be made without the prior written consent of Beneficiary; any check in payment of damages for rejection or termination of any such Lease will be made payable to both the Grantor and Beneficiary; and Grantor hereby assigns any such payment to Beneficiary and further covenants and agrees that upon request of Beneficiary, it will duly endorse to the order of Beneficiary any such check, the proceeds of which will be applied to any portion of the indebtedness secured hereunder in such manner as Beneficiary may elect.

         (c) Regardless of whether or not Beneficiary, in person or by agent, takes actual possession of the Property or any part thereof, Beneficiary is not and shall not be deemed to be:

                   (1)       "a mortgagee in possession" for any purpose; or

                   (2) responsible for performing any of the obligations of the lessor under any lease; or

                   (3) responsible for any waste committed by lessees or any other parties, any dangerous or defective condition of the Property, or any negligence in the management, upkeep, repair or control of the Property; or

                   (4) liable in any manner for the Property or the use, occupancy, enjoyment or operation of all or any part of it.

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    In exercising its rights under this section Beneficiary shall be liable only for the proper application of and accounting for the Rents collected by Beneficiary or its agents.

8.  LEASES

    Grantor shall fully comply with all of the terms, conditions and provisions of the Leases so that the same shall not become in default and do all that is needful to preserve all said Leases in force. With respect to any Lease of the whole or any part of the Property involving an initial term of three years or more, Grantor shall not, without the prior written consent of Beneficiary,
(a) permit assignment or subletting of all or part of the lessee's rights under the Lease unless the right to assign or sublet is expressly reserved by the lessee under the Lease, (b) modify or amend the Lease for a lesser rental or term, or (c) accept surrender of the Lease or terminate the Lease except in accordance with the terms of the Lease providing for termination in the event of a default. Any proceeds or damages resulting from a lessee's default under any such Lease, at Beneficiary's option, shall be paid to Beneficiary and applied against sums owed under the Loan Documents even though such sum may not be due and payable. Except for real estate taxes and assessments, Grantor shall not permit any lien to be created against the Property which may be or may become prior to any Lease. If the Property is partially condemned or suffers a casualty, Grantor shall promptly repair and restore the Property in order to comply with the Leases.

9.  WARRANTY OF TITLE

    Grantor warrants that it has good and marketable title to an indefeasible fee simply estate in the Property, unless Grantor's present interest in the Property is described in Schedule A as a leasehold interest, in which case Grantor warrants that it lawfully possesses and holds a valid leasehold interest in the Property as stated in Schedule A, and good marketable title to the personal property Collateral, subject to no liens, encumbrances, easements, assessments, security interests, claims or defects of any kind prior or subordinate to the lien of this Deed of Trust, except those listed in Beneficiary's title insurance policy or approved by Beneficiary in writing (the "Exceptions") and real estate taxes for the current year. Grantor warrants that the Exceptions and the real estate taxes are not delinquent or in default, and that Grantor has the right to convey the Property to Trustee for the benefit of Beneficiary, and the right to grant a security interest in the personal property Collateral. Grantor will warrant and defend title to the Collateral and will defend the validity and priority of the lien of this Deed of Trust and the security interest granted herein against any claims or demands.

10. PROHIBITED LIENS

         (a) Grantor shall not permit any governmental or statutory liens (including tax, mechanic's or materialmen's liens) to be filed against the Property except for real estate taxes and assessments not yet due and liens permitted by the Loan Documents or approved by Beneficiary in writing.

         (b) Grantor will have the right to contest in good faith by an appropriate legal or administrative proceeding the validity of any prohibited lien, encumbrance or charge so long as (i) no default exists under the Loan Documents, (ii) Grantor first deposits with Beneficiary a bond or other security satisfactory to Beneficiary in the amount reasonably required by Beneficiary, but not more than one and one-half (1-1/2) (i.e., 150%) of the amount of the claim; (iii) Grantor immediately commences its contest of such lien, encumbrance or charge, applies to court for a show cause as provided for in RCW 60.04.221(8), and continuously pursues the contest in good faith and with due diligence; (iv) foreclosure of the lien, encumbrance or charge is stayed; and (v) Grantor pays any judgment rendered for the lien claimant or other third party within ten (10) days after the entry of the judgment. If the

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contested item is a mechanic's or materialmen's lien, Grantor will furnish
Beneficiary with an endorsement to its title insurance policy which insures the priority of this Deed of Trust over the lien being contested. Grantor will discharge or elect to contest and post an appropriate bond or other security within twenty (20) days of written demand by Beneficiary.

11. PAYMENT OF TAXES AND OTHER ENCUMBRANCES

    Grantor shall pay the real estate taxes and any assessments or ground rents at least 7 days prior to delinquency unless otherwise provided for in the reserve account described in paragraph 23 below. All other encumbrances, charges and liens affecting the Property, including mortgages and deeds of trust, whether prior to or subordinate to the lien of this Deed of Trust, shall be paid when due and shall not be in default. On request Grantor shall furnish evidence of payment of these items.

12. MAINTENANCE--NO WASTE

    Grantor shall protect and preserve the Collateral and maintain it in good condition and repair. Grantor shall do all acts and take all precautions which, from the character and use of the Collateral, are reasonable, proper or necessary to so maintain, protect and preserve the Collateral. Grantor shall not commit or permit any waste of the Collateral.

13. ALTERATIONS, REMOVAL AND DEMOLITION

    Grantor shall not structurally alter, remove or demolish any building or improvement on the Property without Beneficiary's prior written consent.
Grantor shall not remove any fixture or other item of property which is part of the Collateral without Beneficiary's prior written consent unless the fixture or item of property is replaced by an article of equal suitability owned by Grantor free and clear of any lien or security interest.

14. COMPLETION, REPAIR AND RESTORATION

Grantor shall promptly complete or repair and restore in good workmanlike manner any building or improvement on the Property which may be constructed or damaged or destroyed and shall pay all costs incurred therefor. Prior to commencement of any construction Grantor shall submit the plans and specifications for Beneficiary's approval and furnish evidence of sufficient funds to complete the work.

15. COMPLIANCE WITH LAWS

Grantor shall comply with all laws, ordinances, regulations, covenants, conditions, and restrictions affecting the Property and shall not commit or permit any act upon or concerning the Property in violation of any such laws, ordinances, regulations, covenants, conditions, and restrictions.

16. IMPAIRMENT OF COLLATERAL

Grantor shall not, without Beneficiary's prior written consent, change the general nature of the occupancy of the Property, initiate, acquire or permit any change in any public or private restrictions (including without limitation a zoning reclassification) limiting the uses which may be made of the Property, or take or permit any action which would impair the Collateral or Beneficiary's lien or security interest in the Collateral.

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17. INSPECTION OF PROPERTY

    Beneficiary and/or its representative may inspect the Property at reasonable times after reasonable notice.

18. GRANTOR'S DEFENSE OF COLLATERAL

    Grantor shall appear in and defend any action or proceeding which may affect the Collateral or the rights or powers of Beneficiary or Trustee.

19. BENEFICIARY'S RIGHT TO PROTECT COLLATERAL

    Beneficiary may commence, appear in, and defend any action or proceeding which may affect the Collateral or the rights or powers of Beneficiary or Trustee. Beneficiary may pay, purchase, contest or compromise any encumbrance, charge or lien not listed as an Exception which in its judgment appears to be prior or superior to the lien of this Deed of Trust. If Grantor fails to make any payment or do any act required under the Loan Documents, Beneficiary, without any obligation to do so and without releasing Grantor from any obligations under the Loan Documents, may make the payment or cause the act to be performed in such manner and to such extent as Beneficiary may deem necessary to protect the Collateral. Beneficiary is authorized to enter upon the Property for such purposes. In exercising any of these powers Beneficiary may incur such expenses, in its absolute discretion, it deems necessary.

20. HAZARDOUS SUBSTANCES

         (a) Grantor represents and warrants to Beneficiary that to the best of Grantor's knowledge after due and diligent inquiry, no hazardous or toxic waste or substances are being stored on the Property or any adjacent property nor have any such waste or substances been stored or used in, on, under, over or about the Property or any adjacent property prior to or during Grantor's ownership, possession or control of the Property. Grantor agrees to provide written notice to Beneficiary immediately upon Grantor becoming aware that the Property or any adjacent property is being or has been contaminated with hazardous or toxic waste or substances. Grantor will not cause nor permit any activities on the Property which directly or indirectly could result in the Property or any other property becoming contaminated with hazardous or toxic waste or substances. For purposes of this Deed of Trust, the term "hazardous or ftoxic waste or substances" means any substance or material defined or designated as hazardous or toxic wastes, hazardous or toxic material, a hazardous, toxic or radioactive substance or other similar term by any applicable federal, state or local statute, regulation or ordinance now or hereafter in effect.

         (b) Grantor shall promptly comply, at Grantor's expense, with all statutes, regulations and ordinances which apply to Grantor or the Property, and with all orders, decrees or judgments of governmental authorities or courts having jurisdiction which Grantor is bound by, relating to the use, collection storage, treatment, control, removal or cleanup of hazardous or toxic substances in, on, under, over or about the Property or in, on, under, over or about any adjacent property that becomes contaminated with hazardous or toxic substances as a result of construction, operations or other activities on, or the contamination of, the Property. Beneficiary may, but is not obligated to, enter upon the Property to inspect it for compliance and to take such actions and incur such costs and expenses to effect such compliance as it deems advisable to protect its interest as Beneficiary; and whether or not Grantor has actual knowledge of the existence of hazardous or toxic substances in, on, under, over or about the Property or any adjacent property as of the date hereof, Grantor shall reimburse Beneficiary on demand for the full amount of all costs and expenses incurred by Beneficiary prior to Beneficiary acquiring title to the Property through

                                         -8-

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foreclosure or deed in lieu of foreclosure, in connection with such compliance activities. This Deed of Trust does not secure any separate indemnity regarding hazardous substances not included in this Deed of Trust which may be executed by Grantor.

         (c) Grantor's obligations under this Hazardous Substances provision are unconditional and shall not be limited by any non-recourse or other limitations of liability provided for in any Loan Documents.

21. INSURANCE

         (a) Grantor shall maintain insurance on the Property with premiums prepaid providing replacement cost coverage and insuring against loss by fire and such other risks covered by extended coverage insurance, flood, and such other perils and risks, including earthquake, loss of rents and business interruption as may be required by Beneficiary. Grantor shall also maintain comprehensive general public liability insurance. All insurance shall be with companies satisfactory to Beneficiary and in such amounts as required by Beneficiary with lender's loss payable clauses in favor of and in form satisfactory to Beneficiary. At least 30 days prior to the expiration of the term of any insurance policy, Grantor shall furnish Beneficiary with written evidence of renewal or issuance of a satisfactory replacement policy. If requested Grantor shall deliver copies of all policies to Beneficiary. If Grantor fails to maintain such insurance satisfactory to Beneficiary, Beneficiary may make the payment on behalf of Grantor and any sums expended shall be added to principal and bear interest at the rate of four percent (4.000%) per annum above the rate provided in the Note. Each policy of insurance shall provide Beneficiary with no less than forty-five (45) days prior written notice of any cancellation, expiration, non-renewal or modification.

         (b) In the event of foreclosure of this Deed of Trust all interest of Grantor in any insurance policies pertaining to the Collateral and in any claims against the policies and in any proceeds due under the policies shall pass to Beneficiary.

         (c) If under the terms of any Lease the lessee is required to maintain insurance of the type required by the Loan Documents and if the insurance is maintained for the benefit of both the lessor and Beneficiary, Beneficiary will accept such policies provided all of the requirements of Beneficiary and the Loan Documents are met. In the event the lessee fails to maintain such insurance, Grantor shall promptly obtain such policies as are required by the Loan Documents.

22. DAMAGES AND CONDEMNATION AND INSURANCE PROCEEDS

         (a) Grantor hereby absolutely and irrevocably assigns to Beneficiary, and authorizes the payor to pay to Beneficiary, the following claims, causes of action, awards, payments and rights to payment:

           (i) all awards of damages and all other compensation payable directly or indirectly because of a condemnation, proposed condemnation or taking for public or private use which affects all or part of the Property or any interest in it; and

          (ii) all other awards, claims and causes of action, arising out of any warranty affecting all or any part of the Property, or for damage or injury to or decrease in value of all or part of the Property or any interest in it; and

         (iii) all proceeds of any insurance policies payable because of loss sustained to all or part of the Property; and

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          (iv)     all interest which may accrue on any of the foregoing.

         (b)       Grantor shall immediately notify Beneficiary in writing if:

           (i) any damage occurs or any injury or loss is sustained in the amount of $25,000 or more to all or part of the Property, or any action or proceeding relating to any such damage, injury or loss is commenced; or

          (ii) any offer is made, or any action or proceeding is commenced, which relates to any actual or proposed condemnation or taking of all or part of the Property.

    If Beneficiary chooses to do so, it may in its own name appear in or prosecute any action or proceeding to enforce any cause of action based on warranty, or for damage, injury or loss to all or part of the Property, and it may make any compromise or settlement of the action or proceeding. Beneficiary, if it so chooses, may participate in any action or proceeding relating to condemnation or taking of all or part of the Property, and may join Grantor in adjusting any loss covered by insurance.

         (c) All proceeds of these assigned claims, other property and rights which Grantor may receive or be entitled to shall be paid to Beneficiary. In each instance, Beneficiary shall apply those proceeds first toward reimbursement of all Beneficiary's costs and expenses of recovering the proceeds, including attorneys' fees.

         (d) If, in any instance, each and all of the following conditions are satisfied in Beneficiary's reasonable judgment, Beneficiary shall permit Grantor to use the balance of the proceeds ("Net Claims Proceeds") to pay costs of repairing or reconstructing the Property in the manner described below:

           (i) The plans and specifications, cost breakdown, construction contract, construction schedule, contractor and payment and performance bond for the work of repair or reconstruction must all be acceptable to Beneficiary.

          (ii) Beneficiary must receive evidence satisfactory to it that after repair or reconstruction, the Property would be at least as valuable as it was immediately before the damage or condemnation occurred.

         (iii) The Net Claims Proceeds must be sufficient in Beneficiary's determination to pay for the total cost of repair or reconstruction, including all associated development costs and interest projected to be payable on the Note until the repair or reconstruction is complete; or Grantor must provide its own funds in an amount equal to the difference between the Net Claims Proceeds and a reasonable estimate, made by Grantor and found acceptable by Beneficiary, of the total cost of repair or reconstruction.

          (iv) Beneficiary must receive evidence satisfactory to it that all leases which it may find acceptable will continue after the repair or reconstruction is complete.

           (v) Beneficiary has received evidence satisfactory to it, that reconstruction and/or repair can be completed at least three months prior to the date the Note secured by this Deed of Trust is due and payable.

          (vi) No default under any of the Loan Documents shall have occurred and be continuing.

    If it finds that the conditions are met, Beneficiary shall hold the Net Claims Proceeds and any funds which Grantor is required to provide in a non-interest-bearing account and shall disburse them to Grantor to pay costs of repair or reconstruction upon presentation of evidence reasonably satisfactory to Beneficiary that repair or reconstruction has been completed satisfactorily and lien-free. However, if Beneficiary finds that one or more of the conditions are not satisfied, it may apply the Net Claims Proceeds to pay or prepay some or all of the Note.

23. RESERVE ACCOUNT

         (a) If Beneficiary so requires, Grantor shall pay to Beneficiary monthly, together with and in addition to any payments of principal and/or interest due under the Note, a sum, as estimated by the Beneficiary, equal to the ground rents, if any, the real estate taxes and assessments next due on the Property and the premiums next due on insurance policies required under the Loan Documents, less all sums already paid therefor, divided by the number of months to elapse before 2 months prior to the date when the ground rents, real estate taxes, assessments and insurance premiums will become delinquent. The monthly reserve account payments and any principal and/or interest payments due shall be paid in a single payment and applied by Beneficiary in the following order;
(1) ground rents, real estate taxes, assessments and insurance premiums,
(2) expenditures made pursuant to the Loan Documents and interest thereon,
(3) interest on the Note, and (4) principal due on the Note. Grantor shall promptly deliver to Beneficiary all bills and notices pertaining to the ground rents, taxes, assessments and insurance premiums.

         (b) The reserve account is solely for the protection of Beneficiary. Beneficiary shall have no responsibility except to credit properly the sums actually received by it. No interest will be paid on the funds in the reserve account and Beneficiary shall have no obligation to deposit the funds in an interest-bearing account. Upon assignment of this Deed of Trust by Beneficiary, any funds in the reserve account shall be turned over to the assignee and any responsibility of Beneficiary with respect thereto shall terminate. Each transfer of the Property shall automatically transfer to the grantee all rights of Grantor to any funds in the reserve account.

         (c) If the total of the payments to the reserve exceeds the amount of payments actually made by Beneficiary, plus such amounts as have been reasonably accumulated in the reserve account toward payments to become due, such excess may, at Beneficiary's election, be (1) credited by Beneficiary against sums then due and payable under the Loan Documents or (2) refunded to Grantor as its name appears on the records of Beneficiary. If, however, the reserve account does not have sufficient funds to make the payments when they become due, Grantor shall pay to Beneficiary the amount necessary to make up the deficiency within 15 days after written notice to Grantor. If this Deed of Trust is foreclosed or if Beneficiary otherwise acquires the Property, the Beneficiary shall, at the time of commencement of the proceedings or at the time the Property is otherwise acquired, apply the remaining funds in the reserve account, less such sums as will become due during the pendency of the proceedings, against the sums due under the Loan Documents and/or to make payments required under the Loan Documents.

         (d) Unless required by the terms of Beneficiary's loan commitment or loan agreement, Grantor shall not be required to pay pursuant to the provisions of this Deed of Trust monthly reserve account payments so long as there has been no more than four late payments due under the Note throughout the loan term and there is no other default under the loan and so long as Grantor remains in ownership of said property, provided receipted bills evidencing the payment of all taxes and/or assessments and insurance premiums are exhibited to Beneficiary within 60 days following the respective due dates of such items. Upon any change in any of these conditions, the Beneficiary may, at its option then or thereafter exercised, enforce this Deed of Trust section according to its terms.

24.    REPAYMENT OF BENEFICIARY'S EXPENDITURES

       Grantor shall pay within 10 days after written notice from Beneficiary all sums expended by Beneficiary and all costs and expenses incurred by Beneficiary in taking any actions pursuant to the Loan Documents including attorneys' fees, accountants' fees, appraisal and inspection fees, and the costs for title reports. If any laws or regulations are passed subsequent to the date of this Deed of Trust which require Beneficiary to incur out-of-pocket expenses in order to maintain, modify, extend or foreclose this Deed of Trust, revise the terms of the loan secured hereby or consent to an Accelerating Transfer (as defined herein), Grantor shall reimburse Beneficiary for such expenses within 10 days after written notice from Beneficiary. Expenditures by Beneficiary shall bear interest from the date of such advance or expenditure at the rate of four percent (4.000%) per annum above the interest rate then in effect under the Note but not less than twelve percent (12.000%) per annum until paid, shall constitute advances made under this Deed of Trust and shall be secured by and have the same priority as the lien of this Deed of Trust. If Grantor fails to pay any such expenditures, costs and expenses and interest thereon, Beneficiary may, at its option, without foreclosing the lien of this Deed of trust, commence an independent action against Grantor for the recovery of the expenditures and/or advance any undisbursed loan proceeds to pay the expenditures.

25.    ADDITIONAL SECURITY DOCUMENTS

       Grantor shall within 15 days after request by Beneficiary execute and deliver any financing statement, renewal, affidavit, certificate, continuation statement, or other document Beneficiary may request in order to perfect, preserve, continue, extend, or maintain security interests or liens previously granted and the priority of the security interests or liens. Grantor shall pay all costs and expenses incurred by Beneficiary in connection with the preparation, execution, recording, filing, and refilling of any such document.

26.    ACCELERATING TRANSFER

       "Accelerating Transfer" means any sale, contract to sell, conveyance, encumbrance, transfer of full possessory rights, or other transfer of all or any material part of the Property or any interest in it, whether voluntary, involuntary, by operation of law or otherwise and whether or not for record or for consideration. If Grantor is a corporation, "Accelerating Transfer" also means any transfer or transfers of shares possessing, in the aggregate, more than fifty percent (50%) of the voting power. If Grantor is a partnership, "Accelerating Transfer" also means withdrawal or removal of any general partner, dissolution of the partnership under Washington law, or any transfer, or any transfers of, in the aggregate, more than fifty percent (50%) of the partnership interest. If Grantor is the majority owner of a business, either through ownership of shares of a corporation or interest in a partnership or otherwise, which occupies 75% or more of the improvements on the Property, "Accelerating Transfer" also means any sale, contract to sell, or other transfer of the business or substantial assets of the business, other than in the ordinary course, or the failure of the business to continue to occupy the Property.

       Grantor acknowledges that Beneficiary is taking actions in reliance on the expertise, skill, experience and reliability of Grantor, thus the obligations secured hereby include material elements similar in nature to a personal service contract or ownership interest. In consideration of Beneficiary's reliance, Grantor agrees that Grantor shall not make any Accelerating Transfer unless the transfer is preceded by

Beneficiary's express written consent to the particular transaction and transferee. Beneficiary may withhold such consent in its sole discretion. If Beneficiary consents, it may charge the Grantor a fee as consideration for such consent and Grantor shall pay Beneficiary's actual costs incurred in making its decision to consent, including but not limited to the cost of credit reports, an appraisal of the Property, an environmental assessment and documentation. If any Accelerating Transfer occurs without Beneficiary's prior written consent, Beneficiary in its sole discretion may declare all sums secured by this Deed of Trust to be immediately due and payable, and Beneficiary may invoke any rights and remedies provided herein. This provision shall apply to each and every Accelerating Transfer regardless of whether or not Beneficiary has consented or waived its rights, whether by action or nonaction, in connection with any previous Accelerating Transfer(s).

       If the preceding paragraphs of this section or any part thereof relevant to a particular Accelerating Transfer are unenforceable according to the law in effect at the time of the Accelerating Transfer, then Grantor shall reimburse Beneficiary for its actual costs incurred in processing the Accelerating Transfer on its records, including but not limited to the cost of modifications of Loan Documents, an appraisal, and obtaining relevant credit and financial information.

27.    RELEASE OF PARTIES OR COLLATERAL

       Without affecting the obligations of any party under the Loan Documents and without affecting the lien on this Deed of Trust and Beneficiary's security interest in the Collateral, Beneficiary and/or Trustee may, without notice (a) release all or any Grantor and/or any other party now or hereafter liable for any of the Secured Obligations (including guarantors), (b) release all or any part of the Collateral, (c) subordinate the lien of this Deed of Trust or Beneficiary's security interest in the Collateral, (d) take and/or release any other security for or guarantees of the Secured Obligations, (e) grant an extension of time for performance of the Secured Obligations, (f) modify, waive, forbear, delay or fail to enforce any of the Secured Obligations, (g) sell or otherwise realize on any other security or guaranty prior to, contemporaneously with or subsequent to a sale of all or any part of the Collateral, (h) make advances pursuant to the Loan Documents including advances in excess of the Note amount, (i)consent to the making of any map or plat of the Property, and (j) join in the grant of any easement on the Property. Any subordinate lienholder shall be subject to all such releases, extensions or modifications without notice to or consent from the subordinate lienholder. Grantor shall pay any Trustee's, attorneys', title insurance, recording, inspection or other fees or expenses incurred in connection with release of Collateral, the making of a map, plat or the grant of an easement.

28.    DEFAULT--REMEDIES

       Grantor's failure to comply with any term or condition of the Loan Documents, including without limitation, this Deed of Trust and payments due on the Note, shall constitute a default. The Note contains a late charge provisions and Grantor agrees to pay such late charge if any payment or portion thereof is not paid according to the terms of the Note. In the event of a default Beneficiary may declare all amounts owed under the Loan Documents immediately due and payable after applicable notice as set forth herein and/or exercise its rights and remedies under the Loan Documents and applicable law including foreclosure of this Deed of Trust judicially or non-judicially by the Trustee pursuant to the power of sale. Beneficiary's exercise of any of its rights and remedies shall not constitute a waiver or cure of a default. Beneficiary's failure to enforce any default shall not constitute a waiver of the default or any subsequent default. In the event of foreclosure, the cost of the title premium for the trustee sale guarantee (or equivalent policy) shall be paid for by Grantor. In the event the Loan Documents are referred to an attorney for enforcement or preservation of Beneficiary's rights or remedies, whether or not suit is filed or any proceedings are commenced, Grantor shall pay all Beneficiary's costs and expenses including Trustee's and attorneys' fees (including attorneys' fees for any appeal, bankruptcy proceeding or any other proceeding), accountant's fees, appraisal and inspection fees and cost of a title report.

29.    NOTICE AND OPPORTUNITY TO CURE

       Notwithstanding any other provision of this Deed of Trust, Beneficiary shall not accelerate the maturity of one or more of the Secured Obligations because of a monetary default by Grantor unless Grantor fails to cure the default within 10 days of the date on which Beneficiary mails or delivers written notice of such default to Grantor. Notwithstanding any other provision of this Deed of Trust, Beneficiary shall not accelerate the maturity of one or more of the Secured Obligations because of a nonmonetary default by Grantor unless Grantor fails to cure the default within 30 days of the date on which Beneficiary mails or delivers written notice of such default to Grantor. The thirty (30) day period to cure a nonmonetary default shall be extended up to ninety (90) days so long as Grantor has commenced action to cure and, in Beneficiary's opinion, is proceeding to cure the default with due diligence. Beneficiary's agreement not to accelerate the maturity of the Secured Obligations as set forth in this section shall not be construed to obligate Beneficiary to forebear in any other manner and Beneficiary may pursue any other rights or remedies which Beneficiary may have because of Grantor's default. A monetary default is defined as a failure to perform any obligation to pay money which arises under the Loan Documents. A nonmonetary default is defined as a failure to perform any obligation under the Loan Documents other than one to pay money.

30.    CUMULATIVE REMEDIES

       To the extent allowed by law, all Beneficiary's and Trustee's rights and remedies specified in the Loan Documents are cumulative, not mutually exclusive and not in substitution for any rights or remedies available in law or equity. In order to obtain performance of Grantor's obligations under the Loan Documents, without waiving its rights in the Collateral, Beneficiary may proceed against Grantor or may proceed against any other security or guaranty for the Secured Obligations, in such order and manner as Beneficiary may elect. The commencement of proceedings to enforce a particular remedy shall not preclude the discontinuance of the proceedings and the commencement of proceedings to enforce a different remedy.

31.    ENTRY

       Beneficiary, in person, by agent or by court appointed receiver, may enter, take possession of, manage and operate all or any part of the Property, and may also do any and all other things in connection with those actions that Beneficiary may in its sole discretion consider necessary and appropriate to protect the security of this Deed of Trust. Such other things may include: taking and possessing all of Grantor's or the then owner's books and records; entering into, enforcing, modifying, or canceling Leases on such terms and conditions as Beneficiary may consider proper; obtaining and evicting tenants; fixing or modifying Rents; collecting and receiving any payment of money owing to Grantor; completing any unfinished construction; and/or contracting for and making repairs and alterations. Grantor hereby irrevocably constitutes and appoints Beneficiary as its attorney-in-fact to perform such acts and execute such documents as Beneficiary in its sole discretion may consider to be appropriate in connection with taking these measures.

32.    APPOINTMENT OF RECEIVER

       In the event of a default, Grantor consents to and Beneficiary shall be entitled, without notice, without bond, and without regard to the adequacy of the Collateral, to the appointment of a receiver for the Collateral. The receiver shall have, in addition to all the rights and powers customarily given to and exercised by a receiver, all the rights and powers granted to Beneficiary by the Loan Documents. The receiver shall be entitled to receive a reasonable fee for management of the Property. If Grantor is an occupant of the Property, Beneficiary has the right to require Grantor to pay rent at fair market rates and the right to remove Grantor from Property if Grantor fails to pay rent.

33.    SALE OF PROPERTY AFTER DEFAULT

       The Collateral may be sold separately or as a whole, at the option of Beneficiary following a default. In the event of a Trustee's sale of all the Collateral, Beneficiary hereby assigns its security interest in the personal property Collateral to the Trustee. Beneficiary may also realize on the personal property Collateral in accordance with the remedies available under the Uniform Commercial Code or at law. In the event of a Trustee's sale, Grantor, and the holder of any subordinate liens or security interest with actual or constructive notice hereof, waive any equitable, statutory or other right they may have to require marshaling of assets in connection with the exercises of any of the remedies permitted by applicable law or provided herein, or to direct the order in which any of the Collateral will be sold in the event of any sale under this Deed of Trust or foreclosure in the inverse order of alienation.

34.    FORECLOSURE OF LESSEE'S RIGHTS--SUBORDINATION

       Beneficiary shall have the right, at its option, to foreclose this Deed of Trust subject to the rights of any lessees of the Property. Beneficiary's failure to foreclose against any lessee shall not be asserted as a claim against Beneficiary or as a defense against any claim by Beneficiary in any action or proceeding. Beneficiary at any time may subordinate this Deed of Trust to any or all of the Leases except that Beneficiary shall retain its priority claim to any condemnation or insurance proceeds.

35.    REPAIRS DURING REDEMPTION

       In the event of a judicial foreclosure the purchaser during any redemption period may make such repairs and alterations to the Property as may be reasonably necessary for the proper operation, care, preservation, protection and insuring of the Property. Any sums so paid, together with interest from the date of the expenditure at the rate provided in the judgment, shall be added to the amount required to be paid for redemption of the Property.

36.    RECONVEYANCE AFTER PAYMENT

       Upon written request of Beneficiary stating that all obligations secured by this Deed of Trust have been paid, Trustee shall reconvey, without warranty, the Property then subject to the lien of this Deed of Trust. The recitals in any reconveyance of any matters of fact shall be conclusive proof of the truthfulness thereof. The grantee in the reconveyance may be described as "the person or persons legally entitled thereto." Grantor shall pay any costs, Trustee's fees and recording fees incurred in so reconveying the Property.

37.    NONWAIVER OF TERMS AND CONDITIONS

       Time is of the essence with respect to performance of the obligations due under the Loan Documents. Beneficiary's failure to require prompt enforcement of any required obligation shall not constitute a waiver of the obligation due or any subsequent required performance of the obligation. No term or condition of the Loan Documents may be waived, modified or amended except by a written agreement signed by Grantor and Beneficiary. Any waiver of any term or condition of the Loan Documents shall apply only to the time and occasion specified in the waiver and shall not constitute a waiver of the term or condition at any subsequent time or occasion.

38.    WAIVERS BY GRANTOR

       Without affecting any of Grantor's obligations under the Loan Documents, Grantor waives the following:

              (a) Any right to require Beneficiary to proceed against any specific party liable for sums due under the Loan Documents or to proceed against or exhaust any specific security for sums due under the Loan Documents.

              (b) Diligence, demand for performance, notice of nonperformance, presentment, protest and notice of dishonor and notice of new or additional indebtedness of any Grantor or any other party liable for sums due under the Loan Documents to Beneficiary.

              (c) Any defense arising out of Beneficiary entering into additional financing or other arrangements with any Grantor or any party liable for sums due under the Loan Documents not relating to the Property and any action taken by Beneficiary in connection with any such financing or other arrangements or any pending financing or other arrangements not related to the Property.

              (d) Any defense arising out of the absence, impairment, or loss of any or all rights of recourse, reimbursement, contribution or subrogation or any other rights or remedies of Beneficiary against any Grantor or any other party liable for sums due under the Loan Documents or any Collateral.

              (e) Any obligation of Beneficiary to see to the proper use and application of any proceeds advanced pursuant to the Loan Documents.

39.    RIGHT OF SUBROGATION

       Beneficiary is subrogated to the rights, whether legal or equitable, of all beneficiaries, mortgagees, lienholders and owners directly or indirectly paid off or satisfied in whole or in part by any proceeds advanced by Beneficiary under the Loan Documents, regardless of whether these parties assigned or released of record their rights or liens upon payment.

40.    JOINT AND SEVERAL LIABILITY

       If there is more than one Grantor of this Deed of Trust, their obligations shall be joint and several.

41.    STATEMENT OF AMOUNT OWING

       Grantor upon request by Beneficiary will furnish a written statement duly acknowledged of the amount due under the Loan Documents and whether any offsets or defenses exist against the amount due.

42.    OPERATING AND FINANCIAL STATEMENTS

       Grantor shall deliver to Beneficiary within 90 days following the end of each of Grantor's fiscal years, at Grantor's expense, Grantor's financial statement certified by Grantor to be true and correct and Grantor's most recently filed federal tax return, financial statements of all guarantors of the Secured Obligations certified by each guarantor respectively, and certified operating statements in form satisfactory to Beneficiary covering the Property, including tenant lists and current rent schedules. Beneficiary or its authorized representative shall have access to the books and records of the Grantor and obtain such statements at Grantor's expense if Grantor fails to provide them as herein set forth, or at any time at Beneficiary's option if Grantor is in default. Beneficiary shall have the option, within 60 days following receipt of the financial and operating statements from Grantor, to order a confirmatory examination of Grantor's books and records pertaining to the Property. Said examination shall be at Beneficiary's expense unless, in Beneficiary's reasonable opinion, Grantor's statements are found to contain significant discrepancies, in which case the confirmatory audit will be at Grantor's expense. In default thereof Beneficiary shall, in addition to all other remedies, have the option of accelerating the maturity of the Secured Obligations.

43.    APPRAISALS

       In the event of a default Beneficiary may obtain a current appraisal of the Property which is to be paid for by Grantor. Appraisals may be commissioned by Beneficiary when required by laws and regulations which govern Beneficiary's lending practices. The cost of all such appraisals will be borne by Grantor.

44.    MAXIMUM INTEREST RATE

       If any payment of interest, fees and/or charges under the Loan Documents shall exceed the maximum amounts permitted by any applicable law of the State of Washington, then the payment made or to be made shall be reduced so that in no event shall any obligor pay or Beneficiary receive an amount in excess of the maximum amount permitted by any applicable law. If Beneficiary receives an excess amount, it shall be treated as a prepayment of principal or shall be returned to the payor, at Beneficiary's option.

45.    EVASION OF PREPAYMENT FEE

       If Grantor is in default, whether Beneficiary has accelerated the maturity of the indebtedness or not, any tender of payment sufficient to satisfy all sums due under the Loan Documents made at any time prior to foreclosure sale shall constitute an evasion of the prepayment terms of the Note, if any, and shall be deemed a voluntary prepayment. Any such payment, to the extent permitted by law, shall include the additional payment required under the prepayment fee provision in the Note, if any, or if at that time prepayment is not permitted, then such payment, to the extent permitted by law, will include an additional payment of 5% of the then principal balance.

46.    PAYMENT OF NEW TAXES

       If any federal, state or local law is passed subsequent to the date of this Deed of Trust which requires Beneficiary to pay any tax because of this Deed of Trust or the sums due under the Loan Documents (excluding income taxes), then Grantor shall pay to Beneficiary on demand any such taxes if it is lawful for Grantor to pay them, or, in the alternative Grantor may repay all sums due under the Loan

Documents plus any prepayment fee within 30 days of such demand. If it is not lawful for Grantor to pay such taxes, then at its option Beneficiary may declare under the Loan Documents.

47.    INSOLVENCY PROCEEDINGS

       Grantor or any party liable on the Secured Obligations (including guarantors) shall not make any assignment for the benefit of creditors and shall not permit the institution of any proceedings under any federal or state statutes pertaining to bankruptcy, insolvency, arrangement, dissolution, liquidation or receivership whether or not an order for relief is entered.

48.    SUBSTITUTION OF TRUSTEE

       Beneficiary may at any time discharge the Trustee and appoint a successor Trustee who shall have all of the powers of the original Trustee.

49.    IN-HOUSE COUNSEL FEES

       Whenever Grantor is obligated to pay or reimburse Beneficiary or Trustee for any attorneys' fees, those fees shall include the allocated costs for services of in-house counsel.

50.    NOTICES

       Any notice given by Grantor, Trustee or Beneficiary shall be in writing and shall be effective (1) on personal delivery to the party receiving the notice or (2) on the third day after deposit in the United States mail, postage prepaid with return receipt requested, addressed to the party at the address set forth above, or with respect to the Grantor, to the address at which Beneficiary customarily or last communicated with Grantor.

51.    TIME

       Time is of the essence in connection with all obligations of Grantor herein.

52.    SUCCESSORS AND ASSIGNS

       This Deed of Trust applies to, inures to the benefit of, and binds all parties hereto and their successors and assigns. The terms "Grantor," "Trustee" and "Beneficiary" include their successors and assigns.

53.    CONTROLLING DOCUMENT

       In the event of a conflict or inconsistency between the terms and conditions of this Deed of Trust and the terms and conditions of any other of the Loan Documents (except for any separate assignment of rents and/or leases and any loan agreement which shall prevail over this Deed of Trust), the terms and conditions of this Deed of Trust shall prevail.

54.    INVALIDITY OF TERMS AND CONDITIONS

       If any term or condition of this Deed of Trust is found to be invalid, the invalidity shall not affect any other term or condition of the Deed of Trust and the Deed of Trust shall be construed as if not containing the invalid term or condition.

55.    LEGISLATION AFFECTING BENEFICIARY'S RIGHTS


       If enactment or expiration of applicable laws has the effect of rendering any provision of the Note or this Deed of Trust unenforceable according to its terms, Beneficiary, at its option, may require immediate payment in full of all sums secured by this Deed of Trust and may invoke any remedies permitted herein.

56.    RULES OF CONSTRUCTION

       This Deed of Trust shall be construed so that, whenever applicable, the use of the singular shall include the plural, the use of the plural shall include the singular, and the use of any gender shall be applicable to all genders and shall include corporations, partnerships and limited partnerships.

57.    JOINT AND SEVERAL LIABILITY

       If there is more than one Grantor, their obligations hereunder are joint and several.

58.    SECTION HEADINGS

       The headings to the various sections have been inserted for convenience of reference only and shall not be used to construe this Deed of Trust.

59.    APPLICABLE LAW

       The Loan Documents shall be governed by and construed in accordance with the laws of the State of Washington.

       The undersigned Grantor requests that a copy of any notices, including but not limited to any Notice of Sale, be mailed to him at the address herein before set forth.

GRANTOR

IDS/SHURGARD INCOME GROWTH PARTNERS L.P. II, a Washington limited partnership

By:    Shurgard Associates L.P. II,
       a Washington limited partnership,
       general partner

       By:      Shurgard General Partner, Inc.,
                a Washington corporation,
                general partner

                By:    Harrell Beck
                       --------------------------
                       Its Treasurer


                By:
                       --------------------------
                       Its
                           ----------------------

By:    Charles K. Barbo
       ---------------------------------
       Charles K. Barbo, general partner

By:    Arthur W. Buerk
       ---------------------------------
       Arthur W. Buerk, general partner

STATE OF WASHINGTON    )
                       )Sections
COUNTY OF KING         )
       On this 2nd day of July, 1992, before me personally appeared Harrell
Beck and ________________________, to me known (or proven on the basis of satisfactory evidence) to be the treasurer and _________________, respectively, of SHURGARD GENERAL PARTNER, INC., the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and on oath further stated that said corporation is the general partner of SHURGARD ASSOCIATES L.P. II, a Washington limited partnership, and that said corporation was authorized to execute the said instrument on behalf of said partnership and that said instrument was the free and voluntary act and deed of said partnership for the uses and purposes therein mentioned, and further stated that said limited partnership is the general partner of IDS/SHURGARD INCOME GROWTH PARTNERS L.P. II, a Washington limited partnership, and that SHURGARD ASSOCIATES L.P. II was authorized to execute the said instrument on behalf of said partnership, and that said instrument was the free and voluntary act and deed of said partnership for the uses and purposes therein mentioned.

       In witness whereof I have hereunto set my hand and affixed my official seal the day and year first above written.
                                     ------------------------------------------
                                     Notary Public in and for the State of
                                     Washington, residing at Seattle.

                                     My appointment expires August 1, 1993.

STATE OF WASHINGTON)
                       )Sections
COUNTY OF KING         )

       On this 2nd day of July, 1992, before me personally appeared CHARLES K. BARBO, to me known (or proven on the basis of satisfactory evidence) to be the general partner of SHURGARD ASSOCIATES L.P. II, a Washington limited partnership, the partnership that executed the within and foregoing instrument, and acknowledged that he signed the same as his free and voluntary act and deed of said partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument, and further stated that said limited partnership is the general partner of IDS/SHURGARD INCOME GROWTH PARTNERS L.P. II, a Washington limited partnership, and that SHURGARD ASSOCIATES L.P. II was authorized to execute the said instrument on behalf of said partnership, and that said instrument was the free and voluntary act and deed of said partnership for the uses and purposes therein mentioned.

       In witness whereof I have hereunto set my hand and affixed my official seal the day and year first above written.

                                     ------------------------------------------
                                     Notary Public in and for the State of
                                     Washington, residing at Seattle.

                                     My appointment expires August 1, 1993.

STATE OF WASHINGTON    )
                       )Sections
COUNTY OF KING         )

       On this 2nd day of July, 1992, before me personally appeared ARTHUR W. BUERK, to me known (or proven on the basis of satisfactory evidence) to be the general partner of SHURGARD ASSOCIATES L.P. II, a Washington limited partnership, the partnership that executed the within and foregoing instrument, and acknowledged that he signed the same as his free and voluntary act and deed of said partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument, and further stated that said limited partnership is the general partner of IDS/SHURGARD INCOME GROWTH PARTNERS L.P. II, a Washington limited partnership, and that SHURGARD ASSOCIATES L.P. II was authorized to execute the said instrument on behalf of said partnership, and that said instrument was the free and voluntary act and deed of said partnership for the uses and purposes therein mentioned.

       In witness whereof I have hereunto set my hand and affixed my official seal the day and year first above written.


                                     ------------------------------------------
                                     Notary Public in and for the State of
                                     Washington, residing at Seattle.

                                     My appointment expires August 1, 1993.

                                         -2-